UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2017

REVANCE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36297	75-0551645
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Revance Therapeutics, Inc.
7555 Gateway Boulevard
Newark, California 94560
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 742-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE
As reported under Item 8.01 of this current report on Form 8-K, Revance Therapeutics, Inc. (the “Company”) issued a press release on June 5, 2017, announcing additional clinical results from its Phase 2 open-label, dose-escalating clinical study of DaxibotulinumtoxinA Injectable (RT002 injectable) to treat moderate-to-severe isolated cervical dystonia, a movement disorder of the neck, in adults. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.
The information in this Item 7.01 of this current report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 8.01	OTHER EVENTS
On June 5, 2017, the Company announced additional clinical results from its Phase 2 open-label, dose-escalating clinical study of RT002 injectable to treat moderate-to-severe isolated cervical dystonia in adults. The key results are as follows:

•
Duration: The study researchers analyzed efficacy results in two dose groups: Dose Group A (N=21), individuals who received 100 to 240 units of RT002 injectable, and Dose Group B (N=16), receiving 300 to 450 units. Median duration of effect, defined as the number of weeks with subjects maintaining at least 20% of the treatment benefit achieved at Week 4 (target Toronto Western Spasmodic Torticollis Rating Scale (TWSTRS) score), was greater than 24 weeks for both dose groups, consistent with duration of effect previously reported in each of the trial’s three pre-specified patient cohorts.

•
TWSTRS-Total and Subscale Scores: RT002 injectable showed a clinically significant mean reduction of the TWSTRS-Total score from baseline at Week 4 - the primary efficacy endpoint - in both Group A (37%) and Group B (39%), with the majority of this benefit maintained through Week 24. In addition, clinically meaningful reductions in TWSTRS-Severity, Disability and Pain subscales were consistent and observed at all time points through Week 24.

•
Response Rates and Patient-Rated Quality of Life: A high rate of response was observed in the study, with 94% of subjects at Week 6 experiencing a reduction of at least 20% from baseline in TWSTRS-Total Score, and 68% of subjects at week 24 observed to maintain this treatment benefit at Week 24. In addition, a mean reduction of 37% from baseline in the Cervical Dystonia Impact Profile (CDIP-58) score was observed at Week 6 for all subjects, with the majority of this clinically meaningful benefit maintained through Week 24.

•
Safety: As previously reported, RT002 injectable appeared to be generally safe and well-tolerated through Week 24 in all dose groups evaluated. There were no serious adverse events and no dose-dependent increase in adverse events. The treatment-related adverse events were generally transient and mild to moderate, with one case of neck pain reported as severe.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Description
99.1	Press Release dated June 5, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2017	Revance Therapeutics, Inc.

	By:	/s/ Lauren P. Silvernail
Lauren P. Silvernail
Chief Financial Officer and Chief Business Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated June 5, 2017